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                                                                    EXHIBIT 10.5




                            SUBORDINATION AGREEMENT

                                    BETWEEN

                          ORIX CREDIT ALLIANCE, INC.,

                                  AS SERVICER

                                      AND

                 ORIX CREDIT ALLIANCE RECEIVABLES TRUST 2000-B,

                                   AS ISSUER

                          DATED AS OF AUGUST __, 2000


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                               TABLE OF CONTENTS

                                                                                   Page
                                                                                   ----
1.      Subordination of Security Interests...........................................1

2.      Governing Law.................................................................2

3.      Term of Agreement.............................................................2

4.      Notices.......................................................................2

5.      Binding Effect................................................................2

6.      Limitation of Liability.......................................................2




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                             SUBORDINATION AGREEMENT

               Subordination Agreement, dated as of August __, 2000, between ORIX CREDIT ALLIANCE, INC., a New York corporation ("OCAI" or the "Servicer") and ORIX CREDIT ALLIANCE RECEIVABLES TRUST 2000-B, a Delaware business trust (the "Issuer").

               WHEREAS, OCAI and the Issuer have entered into a Transfer and Servicing Agreement, dated as of August __, 2000 (the "Agreement"), among OCAI, the Issuer, The Bank of New York (the "Indenture Trustee") and ORIX Credit Alliance Receivables 2000-B Corporation (the "Trust Depositor") (the capitalized terms defined therein being used herein with the same meaning as set forth therein); and

               WHEREAS, pursuant to the Agreement, the Trust Depositor has assigned to the Issuer certain Contracts secured by Financed Items and other collateral of the Obligors (together, the "Collateral"); and

               WHEREAS, OCAI in the ordinary course of its equipment finance business may, subsequent to entering into such Contracts, enter into additional financing agreements with Obligors and pursuant thereto take a security interest in the additional financed equipment ("Subsequently Financed Items"); and

               WHEREAS, the contracts resulting from such additional financing agreements with Obligors may provide that in addition to the Subsequently Financed Items, the Obligor grant OCAI a security interest in other equipment owned by the Obligor, which could include the Collateral as well as the Subsequently Financed Items; and

               WHEREAS, certain of the Contracts assigned to the Issuer by the Trust Depositor may include Obligors entering into such additional financing agreements with OCAI which could be secured by Collateral and Subsequently Financed Items; and

               NOW, THEREFORE, in consideration of the mutual agreements herein contained and of other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

               1. SUBORDINATION OF SECURITY INTERESTS. OCAI's security interests in the Collateral (other than the Subsequently Financed Items) shall be and hereby are made junior in priority to all security interests of the Issuer in such Collateral; the Issuer's security interests in the Subsequently Financed Items shall be and hereby are made junior in priority to the security interests of OCAI in such Collateral; provided, however, that the security interests of OCAI and the Issuer in the Collateral other than the Financed

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Items or the Subsequently Financed Items shall be pari passu in right of payment and equivalent in priority in proportion to the amounts owed by the Obligor if and for so long as the value of the Financed Items securing a Contract shall be determined, in accordance with OCAI's normal valuation procedures, to exceed at least 120% of the Principal Balance of the Contract owned by the Issuer.

               2. GOVERNING LAW. This Subordination Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

               3. TERM OF AGREEMENT. This Agreement shall continue in force until all amounts due and payable with respect to the Contracts have been paid in full, upon which event this Agreement shall automatically terminate. The priorities specified herein are applicable irrespective of the time or order of attachment or perfection of security interests or the time or order of filing of financing statements or the giving or failure to give notice of the acquisition or expected acquisition of purchase money or other security interests. Except as herein specifically provided, priority shall be determined in accordance with applicable law.

               4. NOTICES. All demands, notices and communications hereunder shall be in writing, personally delivered or mailed by certified mail-return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of OCAI, at the following address: ORIX Credit Alliance, Inc., 300 Lighting Way, Secaucus, New Jersey 07096, Attn: Executive Vice President-Finance, (b) in the case of the Issuer, at the following address: c/o Bank of New York (Delaware), 502 White Clay Center, P.O. Box 6973, Newark, Delaware 19714-6973, Attn: Corporate Trust Administration, or at such other address as shall be designated by such party in a written notice to the other party.

               5. BINDING EFFECT. This Subordination Agreement shall be binding upon and shall inure to the benefit of OCAI and the Issuer and their respective successors and assigns.

               6. LIMITATION OF LIABILITY. The Bank of New York (Delaware) acts on behalf of the Issuer solely as Owner Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Trust by reason of the transactions contemplated by this agreement or any other Transaction Document shall look only to the Trust Estate under the Trust Agreement for payment or satisfaction thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this agreement, any other Transaction Document or the Notes, or of any Contract or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Contract, or the perfection and priority of


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any security interest created by any Contract in any Equipment or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Estate under the Trust Agreement or its ability to generate the payments to be distributed to the Certificateholder under the Trust Agreement or the Noteholders under the Indenture, including, without limitation, the existence, condition and ownership of any Equipment; the existence and enforceability of any insurance thereon; the existence and contents of any Contract on any computer or other record thereof; the validity of the assignment of any Contract to the Trust or of any intervening assignment; the completeness of any Contract; the performance or enforcement of any Contract; the compliance by the Issuer, the Trust Depositor or the Servicer with any covenant, agreement or other obligation or any warranty or representation made under any Transaction Document or in any related document or the accuracy of any such warranty or representation; or any action of the Administrator, the Indenture Trustee or the Servicer or any subservicer taken in the name of the Owner Trustee or the Issuer.


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               IN WITNESS WHEREOF, each of the parties hereto has caused this
Subordination Agreement to be executed in its name and on its behalf by a duly authorized officer as of the day and year first above written.

                                        ORIX CREDIT ALLIANCE, INC.,

                                        By:

                                           Name:  Joseph J. McDevitt, Jr.
                                           Title: Executive Vice President


                                        ORIX CREDIT ALLIANCE RECEIVABLES
                                        TRUST 2000-B

                                        By THE BANK OF NEW YORK (DELAWARE), not
                                        in its individual capacity but solely as Owner Trustee,

                                        By:

                                           Name:
                                           Title: